[logo]           GE HEALTHCARE FINANCIAL SERVICES

-------------------------------------------------------------------------------

                    MASTER MASTERLINE AGREEMENT
                       AGREEMENT NUMBER 4007
                  DATE PREPARED JANUARY 15, 2000

-------------------------------------------------------------------------------


Customer's Name:                  Type of Customer:
MOBILE PET SYSTEMS, INC.
                                  / / Sole Proprietorship     / / Partnership
Customer's Address:               /X/ Corporation             / / Joint Venture
2240 Shelter Island Drive         /X/ For-Profit              / / Not-for-Profit
Suite 205                         / / Gov't-Federal           / / Gov't-Other
San Diego, CA 92106

-------------------------------------------------------------------------------

                 TO BE USED WITH NON-GE EQUIPMENT ONLY

This Master Masterline Agreement is for use with products that are not manufactured or listed for sale by General Electric Company, Medical Systems Group. Subject to, and in accordance with, the definitions, terms and conditions set forth on the face and subsequent pages of this Master Masterline Agreement and in any applicable Schedule, addendum, exhibit or attachment hereto, and subject to credit approval, General Electric Company ("GE", "we" or "us") agrees to lease the Equipment (as defined below) to the undersigned Lessee (hereinafter "Lessee" or "you").

You and we acknowledge and agree that this Agreement, together with the terms of any applicable Schedule, addendum, exhibit or attachment hereto apply to and govern each transaction described in any Schedule hereto.

DEFINITIONS

"ADVANCE RENTAL" means the monetary amount, identified in a Schedule us the "Advance Rental," which is payable by you to us upon or before your execution and return of that Schedule to us.

"AGREEMENT" means this document, entitled "Master Masterline Agreement" and any and all Schedules, exhibits, addenda and/or attachments hereto.

"EQUIPMENT" means the hardware identified in a Schedule and all additions and accessions to and modifications, substitutions and a placements of the hardware.

"FEDERAL RATE" means the current week's yield in "Treasury Constant
Maturities: 3-Year" as published in the latest Federal Reserve Satisfied Release available on a specified date.

"MONTHLY RENTAL" means the monetary amount, identified in a Schedule as the "Monthly Rental," which is payable by you to us, as specified in that Schedule, for your lease of the Equipment in accordance with the terms and conditions of that Schedule.

"SALES ORDER" means the final order of the Equipment (including equipment descriptions, quantities, model numbers, serial numbers, other identification and costs), accepted by the Supplier and you, for Supplier's sale of the Equipment to you, which has been or is to be assigned by you to us, for our lease of the Equipment to you in accordance with the terms and conditions of a Schedule.

"SCHEDULE" means each transaction schedule made a part of this Agreement which sets forth additional terms and conditions of each separate transaction between us. Each transaction schedule in combination with this Agreement will constitute a fully integrated transaction existing in accordance with its own terms and conditions separate from and independent of all other transactions covered by this Agreement. Each transaction schedule in combination with this Agreement will be collectively referred to as the "Schedule." If any provision of a transaction schedule conflicts with a provision of this Agreement, the conflicting provision of that transaction schedule will prevail.

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------

"SITE" means the specific geographic location or the specific vehicle and geographic location identified in a Schedule within which the Equipment will be used by you.

"SOFTWARE" means a computer program or compilation of data that is fixed in any tangible medium of expression, or any storage medium from which the program may be perceived, reproduced or otherwise communicated, either directly or with the aid of a machine or device.

"SUPPLIER" means the person or entity who or which will sell or has sold the Equipment to us in accordance with the terms and conditions of the Sales Order.

"TERMS" or "TERMS OF A (THAT) SCHEDULE" means the period of time over which we have agreed to lease to you and you have agreed to hire and accept from us the Equipment identified in each (or a particular) Schedule.

SPECIAL TRANSACTION(S)

At such time that: (i) you and we have signed and delivered a Schedule to each other; (ii) we send to you a written acknowledgment of our credit approval of you with respect to that Schedule; (iii) you provide us with evidence of insurance which complies with the requirements of the "Insurance" section below; (iv) you have paid to us the Advance Rental required under the "Advance Rental" section below; and (v) you provide us with such other documents as we may reasonably require, including, but not limited to, our
(a) standard term purchase order assignment (signed by you and us); or (b) standard form bill of sale in the case where we are purchasing the Equipment from, and leasing it back to you (hereinafter a "Sale and Lease-Back") then, at that time we agree to purchase from the Supplier (or, in the case of a Sale and Lease-Back, from you) and lease to you and you agree to hire and accept from us, under the terms hereof and the applicable Schedule, the Equipment referenced in such Schedule, while the Equipment is located within the Site, in consideration of the Advance Rental, and Monthly Rentals and your covenants and agreements contained in such Schedule over the Term of that Schedule. Once the Schedule is signed and delivered by you, you may not cancel such Schedule, other than cancellation by mutual agreement between you and us.

Any cancellation or termination by us of this Agreement or any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder shall not release you from any then outstanding obligations to us hereunder.

You understand that the Equipment may be purchased for cash. However, by signing this Agreement, you acknowledge that you have chosen not to purchase, but rather to lease the Equipment. The forgoing acknowledgment by you shall, in no way, affect the enforceability of any option to purchase the Equipment we may grant to you.

TERM OF SCHEDULE

The Term of a Schedule will continue for the period of time identified in the Schedule as the Term and will include any renewal or extension of such term.

EQUIPMENT ACCEPTANCE; TERM COMMENCEMENT DATE

You will execute our standard form acceptance notice, reflecting your unconditional acceptance of the Equipment. The term of a Schedule will commence upon the Term commencement date which means the earlier of (i) the date on which you sign our standard acceptance notice, or (ii) the date upon which you otherwise accept the Equipment. We hereby appoint you as our agent for inspection and acceptance of the Equipment from the Supplier.

If, for whatever reason, you refuse to accept the Equipment or you cause the Sales Order to be canceled, you will immediately notify us in writing and reimburse us for any and all payments made and to be made by us to the Supplier or other parties with respect in the Sales Order. Your reimbursement to us also will include the payment of simple interest at Prime (as published by Chase Manhattan Bank, N.A.) plus four percentage points on our payments to the Supplier. Any charges assessed by the Supplier for Sales Order cancellation caused by you will be assumed by you.

In the case of a Sale and Lease-Back, the Term commencement date of the Schedule will be the date upon which you sign our standard form bill of sale.

ADVANCE RENTAL

The Advance Rental stated in a Schedule is due and payable by you to us at the time you sign and deliver a Schedule. Subject to set-off for payments made or expenses incurred by us (including, but not limited to the charges described in the "Equipment Acceptance: Term Commencement Date" section above), we will refund the Advance Rental paid by you with respect to a
Schedule if a Schedule is terminated in writing, before any part of the Equipment is delivered to the Site, (1) by you or us as a direct result of the other's material breach of a material term or condition of a Schedule or
(2) by mutual written agreement between us.

* Trademark of General Electric Company

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------

MONTHLY RENTAL

Monthly Rentals commence on the Term commencement date specified in the above section entitled "Equipment Acceptance; Term Commencement Date" and are due and payable in advance on that date and on the same day of each consecutive month thereafter. Monthly Rentals will be payable to us addressed to: Mail Code W-490, P.O. Box 414, Milwaukee, Wisconsin 53201 or such other address as we may direct. You agree to lease the Equipment over the Term and to pay the full amount of the Monthly Rental when due irrespective of any claims, demands, set-offs, actions, suits or proceedings that you might have against us, the Supplier or any other person or entity. You will pay the Monthly Rental even if the Equipment is damaged or destroyed, if it is defective or if you no longer can use it. If a Monthly Rental is not made within ten (10) days after it is due, you agree to pay late charges of five percent (5%) of each such Monthly Rental, but not exceeding the lawful maximum.

RENT ADJUSTMENTS

The Monthly Rental initially set forth in a Schedule is an estimated figure based upon our best estimate of the cost of purchase, delivery, assembly (if called for), taxes, transportation charges and other applicable charges. You agree that we may adjust the estimated Monthly Rental to an actual figure based upon our actual costs incurred in acquiring and providing the Equipment and that you will pay the adjusted Monthly Rental; provided, that if our actual cost of acquiring and providing the Equipment varies from the estimated cost by more than ten percent, either of us may terminate the Schedule by providing written notice to the other within fifteen days after notice is given by us to you of the actual cost figures. In such an event, you will pay all costs of disassembly, removal and transportation of the Equipment for its return to the Supplier or to any other destination of comparable distance specified by us.

We and you agree that should either the United States government or any state or local tax authority disallow, eliminate, reduce, recapture, or disqualify, in whole or in part, the tax benefits claimed under a Schedule by us, you will then indemnify us by payment, of our choice, of either: (1) supplemental rent to us during the remaining period of the Term of the Schedule in an amount necessary to permit us to receive (on an after-tax basis over the full Term of the Schedule) the same rate of return that we would have realized had there not been a loss or disallowance of such benefits, together with any interest or penalties which might be assessed by the governmental authority(ies) with respect to such loss or disallowance, or (2) a lump sum, payable on demand, to us, which will be equal to the amount necessary to permit us to receive (on an after-tax basis over the full Term of that Schedule) the same rule of return that we would have realized that there not been a loss or disallowance of such benefits, together with the amount of any interest or penalties which might be assessed by the governmental authority(ies) with respect to such loss or disallowance.

TRANSPORTATION, RISK OF LOSS AND TITLE

The Equipment will be shipped to the Site by the Supplier of the Equipment. Any necessary assembly or installation will be provided for in the Schedule. You agree to accept shipment of the Equipment and to cooperate with any assembler to permit the assembler to complete its task without delay.

Notwithstanding anything to the contrary contained in the purchase order assignment signed by you and us, you or the Supplier will bear responsibility for transportation and risk of loss of the Equipment until the Term commencement date of the applicable Schedule. On the Term commencement date of the applicable Schedule, you take over all responsibility for transportation charges and risk of loss. At no time will we bear the risk of loss. The use of the term "risk of loss" herein shall include, but shall not be limited to, the entire risk of any loss, theft, damage to, or destruction of any unit of Equipment from any cause whatsoever.

Title to the Equipment will remain in as free and clear of any lien or encumbrance of anyone other than us, subject only to your right to peaceful possession and use under a Schedule. We may label the Equipment in a prominent place. You agree not to remove labels.

You agree that the Equipment will remain personal property regardless of how it is attached to real property. You agree that the Equipment will be used by you solely in the conduct of your business and in a manner complying with all applicable laws, regulations and insurance policies.

ACCESS AND REMOVAL

We may have unrestricted access to the Equipment at all reasonable times while a Schedule is in force and unrestricted access at all reasonable times to remove the Equipment after expiration or early termination of the Schedule. Nothing herein shall be construed to obligate us to remove the Equipment after expiration or early termination of the Schedule, as you are obligated to do so below.

At the expiration or earlier termination of a Schedule, you will arrange for the removal and return of the Equipment at your expense, including all transportation to a place designated by us within the Continental United States of America. If you make modifications to the Site after the Equipment has been installed which impede the removal of the Equipment, the cost of removing the impediments and restoring the Site will be at your expense. The Equipment will be returned to us or our assigns on the expiration or earlier termination of a Schedule in the same condition and appearance as when received by you (reasonable wear and tear excepted) and in good working order and condition, operable in accordance with the Supplier's and, if different, the manufacturer's then prevailing performance specifications for it. All waste material and fluid must be removed from the Equipment and disposed of by you in accordance with then current waste disposal laws. If the Equipment is not so returned, we, at your sole expense, may have the Equipment restored to such a condition. If we so require, the units of Equipment shall be de-installed and crated by an authorized manufacturer's representative or such other service person as is reasonably satisfactory to us.

*Trademark of General Electric Company

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------

If we so require, at our sole discretion, you shall obtain a policy of transit insurance for the return of the Equipment to us in an amount equal to the replacement value of the Equipment. Such transit insurance must name us as the loss payee. You shall pay for all costs of complying with this section.

You shall provide to us a detailed inventory of all components of the Equipment including model and serial numbers. You shall also provide an up to date copy of all other documentation pertaining to the Equipment.

All service manuals, blueprints, process flow diagrams, operating manuals, inventory and maintenance records shall be given to us at least ninety (90) days, and not more than one hundred twenty (120) days prior to a lease termination.

You shall make the Equipment available for on-site operational inspections by potential purchasers at least one hundred twenty (120) days prior to and continuing up to lease termination. We shall provide you with reasonable notice prior to any inspection. You shall provide personnel, power and other requirements necessary to demonstrate electrical, hydraulic and mechanical systems for each item of Equipment.

Until you have fully complied with the terms of this section and have returned the Equipment to us, your rent payment obligation and all other obligations under this Agreement and the Schedule shall continue from month to month notwithstanding any expiration or termination of the lease term.

You shall, at all times, keep accurate and complete records of the Equipment and we, our successors, and assigns, and their respective agents, shall have the right to examine, inspect and make extracts from all of your books and records relating to the Equipment at any time during normal business hours.

ALTERATION AND MOVEMENT OF EQUIPMENT

You will not, without our prior written consent, alter or change the Equipment. Any modification, improvement or substitution becomes our property. If you fail to do so in a timely manner, we reserve the right to have the Equipment modified, at your expense, as may be required by law or regulation or to avoid alleged patent or copyright infringement.

You will not move the Equipment from the Site in any other location, except with our advance written consent. All costs of moving the Equipment during the Term of a Schedule will be at your expense.

ADDITIONS OR REPLACEMENTS

If you request, additional or replacement Equipment will be furnished on our terms and rules then in effect.

If, after the signing and delivery of a Schedule, applicable law sets different standards that require a modification or replacement of the Equipment, we will adjust the Monthly Rental to reflect those necessary modifications or replacements on our terms and rates then in effect.

CARE, MAINTENANCE AND OPERATION OF EQUIPMENT

Care of the Equipment is your sole obligation and responsibility. You agree to care for and maintain the Equipment in good working order and operating condition at all times during the Term of a Schedule in accordance with the Supplier's and, if different, the manufacturer's then prevailing specifications.

You will promptly make all repairs and will effect such repairs, replacements, parts and the like as may be necessary to maintain the Equipment in good working order and operating condition at all times during the Term of a Schedule in accordance with the Supplier's and, if different, the manufacturer's then prevailing specifications.

The cost of all such care, maintenance, repairs, replacement, parts and the like will be borne solely by you as a normal operating cost incident to a Schedule. We have the right to inspect the Equipment and its maintenance records at all reasonable times during the Term of a Schedule.

All repairs, replacements, substitutions, parts, and the like and all other accessions to the Equipment will become our property and be subject to the terms and conditions of that Schedule.

You assume full responsibility for the safety and any consequence of lack of safety of the Equipment while you have the right to possession or control of the Equipment. You shall make all alterations or modifications required to comply with any applicable law, rule or regulation during the term of any Schedule.


*Trademark of General Electric Company

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------
YOUR REPRESENTATIONS, WARRANTIES AND COVENANTS

YOU HEREBY REPRESENT AND WARRANT TO US, AND COVENANT THAT AS OF THE DATE HEREOF AND ON THE DATE OF EXECUTION OF EACH SCHEDULE HERETO THAT:

     (a) You are, and will remain, duly organized, existing and in good standing under the laws of the State set forth on the first page of this Agreement, have your chief executive offices at the location set forth on such page, and you are, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on your business and operations, including, but not limited to the jurisdiction(s) where the Equipment is or is to be located;

     (b) You have adequate power and capacity to enter into, and to perform your obligations under this Agreement, each Schedule and any other documents evidencing, or given in connection with, any of the transactions contemplated by a Schedule (all of the foregoing being hereinafter referred to as the "Lease Documents");

     (c) This Agreement and the other Lease Documents have been duly authorized, executed and delivered by you and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

     (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by you, of any of the Lease Documents, except such as may have already been obtained;

     (e) Your entry into, and performance of the Lease Documents will not (i) violate any of your organizational documents or any judgment, order, law or regulation applicable to you, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of your property (except for liens in favor of us) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which you are a party;

     (f) There are no suits or proceedings pending or threatened in any court or before any commission, board or other administrative agency against or affecting you which could, in the aggregate, have a material adverse effect on you, your business or operations, or your ability to perform your obligations under the Lease Documents;

     (g) All financial statements delivered to us by you have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

     (h) The Equipment is not, and will not be, used by you for consumer, personal, family or household purposes;

     (i) The Equipment is, and will remain, in good condition and repair and you will not be negligent in the care and use thereof;

     (j) The Equipment is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description;

     (k) All Equipment shall remain personal property regardless of how and to what degree it may be affixed or attached to any building or structure or what may be the consequences of its being removed from such building or structure, or for what purpose the Equipment or the building or structure may be used. You agree not to remove any of the Equipment from Site without our prior written consent;

     (l) You shall (i) use the Equipment only in your trade or business, (ii) maintain all of the Equipment in good condition and working order, (iii) use and maintain the Equipment only in compliance with all applicable laws, and
(iv) keep all of the Equipment free and clear all liens, claims and encumbrances; and

     (m) You shall not, without our prior written consent, (i) part with possession of any of the Equipment (except to us or for maintenance and repair), (ii) remove any of the Equipment from the continental United States, or (iii) sell, rent, sublease, mortgage, grant a security interest in or otherwise transfer or encumber any of the Equipment.

CHATTEL PAPER

To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer of possession of this Agreement in and of itself without the transfer or possession of the original of the Schedule executed pursuant to this Agreement and incorporating this Agreement by reference, and no security interest in this Agreement and a Schedule may be created by the transfer of possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked "Original" and all other counterparts shall be marked "Duplicate".




*Trademark of General Electric Company

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------
INSURANCE


You agree, at your own expense, to keep the Equipment insured with companies acceptable to us for such amounts and against such hazards as we may require, including, but not limited to, all risk physical damage insurance for the Equipment itself, with losses under the policies payable to us or our assigns. If any, and liability coverage for personal injuries, death and/or property damages on terms satisfactory to us, and to deliver the policies, or evidence of insurance as may be satisfactory to us, with current premium receipts. GE and/or its officers, agents, employees and/or successors and/or assigns shall be named as an additional insured under all such insurance policies with loss payable clauses under said policies payable in our favor, as our interest may appear, irrespective of any breach of warranty and/or other omission by you. Said Equipment shall be insured for not less than its stated replacement value or such other amount and we shall specify. Said liability insurance shall be in an amount of not less than two million dollars ($2,000,000.00) or such other amount as we shall specify. No insurance shall be subject to any co-insurance clause. You hereby appoint us as your attorney-in-fact to make proof of loss and claims for insurance and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made with respect to the insurance policies. You will not make adjustments with insurers except with our prior written consent. The policies will provide that the insurance may not be altered or canceled by the insurer until after thirty days written notice to us. In the event of damage to or loss, secretion, destruction or theft of the Equipment, or any portion of the Equipment, whether in whole or in part, you will pay to us the replacement value of all Equipment, or of the portion of the Equipment affected if the value and use of the remainder of the Equipment are not affected at the time of such occurrence (except the extent that we receive proceeds of insurance covering such Equipment), plus any indemnification pursuant to a provision of the Schedule. We may, at our option, apply proceeds of insurance, in whole or in part, (1) to repair or comparably replace the Equipment of any portion of it, (2) to satisfy any of your obligations pursuant to any indemnification provision of this Agreement or a Schedule, (3) to afford you a pro-rata reduction in rent payments attributable to the Equipment or any unit of it, or
(4) to satisfy any other of your obligations to us.

If any Equipment is lost or damaged to where the estimated repair cost would exceed the greater of ten percent (10%) of the original Equipment cost or Ten Thousand Dollars ($10,000.00), or is otherwise involved in an accident causing personal injury or property damage, you will promptly and fully report the event to us in writing.

TAXES

You will not be obligated to pay any federal, state or local tax imposed upon or measured by our net income. You will report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments relating to the Equipment or the purchase, ownership, delivery, leasing, possession, use, operation or service of the Equipment, or any Schedule (all hereinafter called "Taxes"). You will (1) promptly reimburse us upon receipt of our written request for reimbursement for any Taxes charged to or assessed against us; (2) on our request, submit to us written evidence of your payment of Taxes, (3) on all reports or returns show the ownership of the Equipment by us and send a copy of the tax report or return to us, or (4) provide us with a tax exemption certificate acceptable to the taxing authority.

Your failure to comply with the terms of this section will constitute an event of default as more fully set forth in the "Event of Default" section below, and may, at our option, under the terms of "Remedies" section below result in the increase in your Monthly Rental. The inclusion of the foregoing sentence in this section of the Agreement is for informational purposes and is not intended, and shall not be construed to limit, in anyway, the events which constitute Events of Default or the resulting remedies.

If any tax or other lien shall attach to any Equipment, you will notify us in writing, within ten days after you become aware of the tax or lien. The notice shall include the full particulars of the tax or lien and the location of such Equipment on the date of the notice.

FILING

You will sign and return to us, when requested, such instrument(s) as applicable law requires or permits to give public notice of our interest in the Equipment. You hereby irrevocably appoint us or our designee as your agent and attorney-in-fact to sign such instrument(s) on your behalf and to file them.

EXCUSABLE DELAYS

We are not liable for delays in our performance hereunder.

APPLICABLE SOFTWARE LICENSE

You agree that any applicable software license regarding the Equipment will be given directly by the Supplier and/or manufacturer to you.




*Trademark of General Electric Company

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------
WARRANTY DISCLAIMER

YOU ACKNOWLEDGE THAT YOU HAVE SELECTED THE EQUIPMENT, OR THE PARTS THEREOF, WITHOUT ANY ASSISTANCE FROM US, OUR AGENTS OR EMPLOYEES, AND THAT WE ARE NOT THE MANUFACTURER OR A DEALER OF THE EQUIPMENT. WE DO NOT MAKE, HAVE NOT MADE, NOR WILL BE DEEMED TO MAKE OR HAVE MADE ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT OR ANY COMPONENT OF IT, INCLUDING WITHOUT LIMITATION, ANY WARRANTY AS TO (1) VALUE, (2) DESIGN, (3) CONDITION, (4) COMPLIANCE WITH SPECIFICATIONS, (5) ABILITY TO PROPERLY FUNCTION USING DATES ON, BEFORE OR AFTER JANUARY 1,
2000, (6) QUALITY OR MATERIALS OR WORKMANSHIP, (7) MERCHANTABILITY, (8) FITNESS FOR ANY PURPOSE, USE OR OPERATION, (9) SAFETY, (10) PATENT, TRADEMARK, OR COPYRIGHT INFRINGEMENT, (11) ENFORCEABILITY OF THE MANUFACTURER'S WARRANTIES OR GUARANTEES, OR (12) TITLE. The Equipment is provided "AS IS", with all faults. As between you and us, all risks to be borne are to be borne by you. Without limiting the foregoing, we will have no responsibility or liability to you or any other person with respect to any of the following, regardless of any negligence of ours: (1) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Equipment, any inadequacy of it, any deficiency or defect (latent or otherwise) in it, or any other circumstance in connection with it; (2) the use, operation or performance of the Equipment or any risks relating to it;
(3) any interruption of service, loss of business or anticipated profits or consequential damages, or (4) the delivery, operation, service, maintenance, repair, improvement or replacement of the Equipment. If, and so long as, no default exists under this Agreement and/or a Schedule, you will be, and hereby are, authorized during the Terms of this Agreement and/or a Schedule to assert and enforce, at your sole cost and expense, from time to time, in our name and for our account and/or you, as interests may appear, whatever claims and rights we might have against the Supplier or any prior title holder or possessor of the Equipment. The parties acknowledge that all warranties and representations relating to the Equipment, if any, are given directly by the Supplier and/or manufacturer of the Equipment to you.

CONFIDENTIALITY OF INFORMATION

We will treat patient information as confidential.

INDEPENDENT CONTRACTOR

We are an independent contractor of yours. Our employees are under our exclusive direction and control. Nothing in a Schedule will be construed to designate us or any of our employees, as your employees, agents, joint venturers or partners.

FINANCIAL STATEMENTS

Upon our request during the Term of a Schedule, you will provide us with copies of your annual financial statements which will include your balance sheet, statement of revenues and expenses, a statement of sources and uses of funds, and notes to your financial statements prepared by an independent certified public accountant for each of your fiscal years that partially or completely falls within the Term of a Schedule. Between fiscal years, you will provide us, upon our request, the most recent copies of your previously mentioned financial statements, which need not be audited but must be certified by your chief financial employee.

ASSIGNMENTS AND SUBLEASING

We may assign a Schedule or any interest of ours in a Schedule to any person or entity. Our Assignees may reassign a schedule to us. If the entity to which we assign a Schedule or any interest of ours in a Schedule is not an affiliated entity of ours, we will provide you with prior written notice of such assignment. Such notice to you will be for informational purposes only and you do not, and will not have any right to approve or object to such assignment. You agree that if we do assign a Schedule, our assignee will have the same rights and benefits we now have. You agree that the rights of our assignee will not be subject to claims, defenses or set-offs that you may have against us.

You may not assign or otherwise transfer a Schedule, or any interest in a Schedule, without our prior written consent. Any assignment or transfer without this type of consent will be void. Any consent to such assignment or transfer will not be deemed to be a consent to any later assignment or transfer.

You will not sublease the Equipment in whole or in part without our prior written consent. Any sublease without this type of consent will be void.

No Schedule or interest in a Schedule and no Equipment will be subject to involuntary assignment or transfer. Any such attempted assignment, sublease, transfer or sale will be void, and will, at our option, terminate the Schedule and each and every sublease of Equipment.


*Trademark of General Electric Company

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------
LIMITATIONS OF REMEDIES AND DAMAGES

THE TOTAL LIABILITY OF US AND OUR REPRESENTATIVES TO YOU AND YOUR EXCLUSIVE REMEDY RELATING TO A SCHEDULE IS LIMITED TO THE MONTHLY RENTAL FOR THE SERVICE WHICH IS THE BASIS FOR THE CLAIM.

You agree that we and our representatives have no liability to you for (1) any penal, punitive, special, incidental, or consequential damages such as lost profit or revenue, (2) any assistance not required under the Schedule, or (3) anything occurring after the end of a Schedule.

You will be barred from any remedy unless you give us prompt written notice of the problem.

This is a commercial lease transaction. Any claim related to this contract will be covered solely by commercial legal principles, WE, OUR REPRESENTATIVES AND YOU WILL NOT HAVE ANY NEGLIGENCE OR OTHER TORT LIABILITY TO THE OTHER ARISING FROM A SCHEDULE. This limitation does not affect claims by third parties for personal injury due to our, our representative's, or your negligence or product liability.

INDEMNIFICATION

You hereby agree to indemnify us and hold us harmless, as well as our officers, agents, employees, successors and assigns, now and in the future, and save us, as well as our officers, agents, employees, successors and assigns, from and against any and all losses, damages, penalties, injuries, claims, actions, causes of action, suits and/or liabilities, including attorney fee claims, that we may incur directly or indirectly, of any kind an any nature whatsoever, arising out of, or resulting from, this Agreement and any Schedules.

Your agreement to indemnify us and hold us harmless, includes, but is not limited to, any matter that concerns the manufacture, purchase, acceptance or rejection of the Equipment. It also includes, but is not limited to, your ownership, transfer, delivery, installation, lease, possession, use, operation, maintenance or failure to maintain, disposition or return of the Equipment. It also includes, but is not limited to latent and other defects, in the Equipment, whether or not discoverable by us or you. It also includes, but is not limited to, any claim for patent, trademark, copyright, or other intellectual property rights infringement or environmental claims or litigation.

Your agreement to indemnify us and hold us harmless will continue in full force and effect notwithstanding the expiration or early termination of this Agreement or any Schedule.

Your agreement to indemnify us and hold us harmless is expressly made for the benefit of, the inducement of, and will be enforceable by us, our officers, agents, successors and assigns.

You agree to indemnify us and hold us harmless, as well as our officers, agents, employees, successors and assigns, for our own negligence and/or negligent acts and/or errors and/or omissions, as well as any injuries and/or damages resulting therefrom.

We agree that you are not indemnifying us, nor our officers, agents, employees, successors and assigns, for our own willful, wanton, intentional and/or gross acts, errors and/or omissions, nor for any injuries and/or damages resulting therefrom as claimed by you or third parties to this Agreement or any Schedule.

You shall, upon request, defend any actions based on, or arising out of, any of the foregoing at your own expense.

We and you agree that should either the United States government or any state or local tax authority disallow, eliminate, reduce, recapture, or disqualify, in whole or in part, the tax benefits claimed under a Schedule by us, you will then indemnify us by payment, at our choice, of either: (1) supplemental rent to us during the remaining period of the Term of the
Schedule in an amount necessary to permit us to receive (on or after tax basis over the full Term of the Schedule) the same rate of return that we would have realized had there been a loss or disallowance of such benefits, together with any interest or penalties which might be assessed by the governmental authority(ies) with respect to such loss or basis over the full Term of that Schedule) the same rate of return that we would have realized had there not been a loss or disallowance of such benefits, together with the amount of any interest or penalties which might be assessed by the governmental authority(ies) with respect to such loss or disallowance.

All references to us in this Section include us and the consolidated taxpayer group of which we are a member. All of our rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of this Agreement. The rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by us, our successors and assigns.


*Trademark of General Electric Company

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------
END-OF-TERMS OPTIONS

Within one hundred eighty days prior to the expiration of the original Term of a Schedule or any subsequent Term, you may elect, by written notice to us, one or more end-of-term options then offered by us if you are not in breach of any term or condition of that Schedule. Normally, the options would include the following: (1) your renewal of that Schedule for a one or two year Term at a Monthly Rental determined at the time of renewal (based on the Equipment's then fair market value), which renewal will be for all (but not less than all ) of the Equipment on that Schedule (2) your purchase of all (but not less than all) of the Equipment, on an AS IS - WHERE IS basis without recourse to or warranty by us, at its then fair market value, or (3) your return of the Equipment to us. If you do not elect any end-of-term option offered by us, the original Term of that Schedule will be automatically extended on a month-to-month basis, for a period not to exceed eleven (11) months, at the highest Monthly Rental under that Schedule. If at the end of this eleven (11) month extension period, you have not elected one of the three above stated end-of-term options, you will be considered to be in default of the terms of the Schedule. Without limiting the AS IS nature of any conveyance hereunder, we hereby notify you, and you hereby acknowledge such notification, that the Equipment or the parts thereof may cease in function or may not properly function using dates on, before or after January 1, 2000.

EVENTS OF DEFAULT

An event of default will occur under a Schedule if you (1) fail to pay any installment of Advance Rental, Monthly Rental, or other payment required under the Schedule or this Agreement when due and such failure continues for a period of ten days, or (2) are determined by us to have made any false or misleading statement or representation in connection with a Schedule, or this Agreement, including, but not limited to, the representations and warranties contained in the "Your Representation, Warranties, and Covenants" section above, or (3) attempt, without our prior written consent to sell, assign, sublease, mortgage, grant a security interest in or otherwise transfer or encumber all or any part of your interest in a Schedule or the Equipment, or (4) fail to perform or observe any other covenant, condition or agreement to be performed by you under a Schedule or this Agreement and such failure continues uncared for a period of ten days after written notice is sent by us, including, but not limited to, your failure to comply with the terms of the section "Taxes" above, or (5) terminate your existence, enter into a merger or consolidation or permit a change in your ownership or management control, or (6) fail, at the end of the eleven (11) month extension period, to elect one of the end-of-term options, or (7) breach any of your insurance obligations, including, but not limited to those obligations under the section "Insurance" above, or (8) become insolvent or cease to do business as a going concern, or (9) or any Guarantor of your obligations hereunder become the subject of a petition, either voluntary or involuntary, under any bankruptcy, insolvency or reorganization law, and in the case of an involuntary petition, the petition is not dismissed within thirty (30) days of its filing date, or (10) or any of the Equipment is subjected to , or threatened with attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or (11) or any guarantor of your obligations under a Schedule have a receiver appointed for any part of your respective properties.

Your default under a Schedule or a default by you or any entity managed or controlled by you or by any principal of yours under any other agreement or contract with us, regardless of when the agreement or contract was entered into, will, at our sole option, constitute a default of that Schedule and all other agreements and contracts between you and/or such a principal or entity and us, including, but not limited to this Agreement and any Schedule hereunder.

REMEDIES UPON DEFAULT

Upon the occurrence of any event of default under a Schedule or this Agreement and at any time thereafter, we may, at our sole discretion, do one or more of the following: (1) collect from you, on all moneys due but unpaid for more than ten days, a late charge of five cents per dollar on, and in addition to, the amount of all such moneys, but not exceeding the lawful maximum, (2) terminate any or all Schedules, whereupon all of your right to the Equipment described in any terminated Schedule and every part thereof will absolutely cease and terminate, (3) declare all suns due and the present value of all sums to become due for the full Term of any or all Schedule(s) immediately due and payable, (4) demand that you return all Equipment described in any Schedule to us in accordance with the section entitled "Access and Removal," (5) enter upon any premises where the Equipment described in any Schedule is located and take immediate possession of and remove it, all without liability to us or our agents for such entry or for damage to property, or otherwise, (6) sell any or all of the Equipment described in any Schedule at public or private sale, or otherwise dispose of , hold, use, operate, leave to others or keep idle the Equipment described in any Schedule, with or without notice to you or advertisement, all free and clear of any of your rights and without any duty in account to you for such action or inaction or for any proceeds, other than to apply such proceeds (a) first to any and all costs and expenses, including, but not limited to legal fees, of such disposition and (b) to any amounts owing by you to us, (7) if the event of default is your failure to pay or reimburse us for the payment of taxes as required in section "Taxes" above, we may, but need not, unilaterally increase the Monthly Rental to be paid by you by an amount necessary to amortize the amount of such unpaid or unreimbursed taxes over the balance of the Term at an interest rate determined by us at our sole discretion, but not exceeding the lawful maximum or (8) exercise any other right or remedy which might be available to us under applicable law including, without limitation, the rights to specific performance and to recover damages for breach. In addition, you will be liable for all legal fees and other costs and expenses resulting from the foregoing defaults and the exercise of our remedies.

You and we hereby waive unconditionally all rights to a jury trial of any claim or cause of action related to , based upon or arising out of this Agreement, any Schedule, any related documents, any dealings between us and you relating to the subject matter of this transaction or any related transactions and/or the relationship that is being established between us and you. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court. This waiver is irrevocable, and may not be modified either orally or in writing, This waiver shall also apply to any subsequent amendments, renewals, supplements or modifications to this Agreement and to any other documents or agreements relating to this transaction or any related transaction. In the event of litigation, this Agreement may be filed as a written consent to trial by the court.


* Trademark of General Electric Company

MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------
No remedy referred to in this section is intended to be exclusive, but each will be cumulative and in addition to any other remedy referred to above or otherwise available to us at law or in equity. To the extent permitted by applicable law, you hereby waive any rights now or later conferred by statute or otherwise which might require us to use, sell, lease or otherwise dispose of any Equipment in mitigation of damages or which might otherwise limit or modify any of our right or remedies under a Schedule.

STATUS OF LESSEE AND EQUIPMENT

You shall promptly notify us, in writing, in the event of (i) any change in your name, (ii) any relocation of your chief executive offices, (iii) any relocation of any of the Equipment, or (iv) any lien, claim or encumbrance attaching or being made against any of the Equipment.

SURVIVAL, WAIVER, SEVERABILITY, AND CHOICE OF LAW

All of our rights, privileges and remedies with respect to a Schedule and this Agreement will continue in full force and effect after the end of the Schedule.

Our failure to enforce any provision of a Schedule or this Agreement is not a waiver of that provision or of our right to later enforce each and every provision. If any part of a Schedule or this Agreement is found to be invalid, the remaining part will be effective. The law of the state where the Equipment is located will govern any dispute between us.

Time is of the essence with respect to this Agreement and any Schedule hereunder.

All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as addressee may have specified in writing.

ENTIRE AGREEMENT

Each Schedule, including each exhibit, together with this Agreement, is intended to be a complete and exclusive statement of the terms of the contract between us. No prior proposals, statements, course of dealing or usage of the trade will be a part of a Schedule.

This Agreement may be entered into by, and may be modified only be a writing signed by, one of our Region Sales Managers, one of our Financial Services Account Managers, or a designated financial services manager and you.

You and we have caused this Agreement to be executed by a duly authorized representative of each of us on the date below his/her signature. This Agreement may be executed in several originals, which together constitute but one and the same Agreement. You and we agree that a signature affixed to any one of the originals and delivered by facsimile shall be valid, binding and enforceable.

GENERAL ELECTRIC COMPANY                           MOBILE PET SYSTEMS, INC.


                                                   /s/ Paul Crowe
-----------------------------------                ----------------------------
Authorized Signature                               Authorized Signature

                                                   CEO
-----------------------------------                ----------------------------
Title                                              Title

                                                   1/21/00
-----------------------------------                ----------------------------
Date                                               Date

                                                   San Diego  CA  (619)226-6738
-----------------------------------                ----------------------------
City        Name         Telephone                 City    Name       Telephone

                                                   SEND EXECUTED DOCUMENTS TO:
                                                   PAUL CROWE
                                                   ----------------------------

* Trademark of General Electric Company

[Logo]  GE HEALTHCARE FINANCIAL SERVICES

-------------------------------------------------------------------------------

                              SCHEDULE NUMBER 001
                                      TO
                    MASTER MASTERLINE* AGREEMENT NUMBER 4007
                               CONTRACT NUMBER
                        DATE PREPARED JANUARY 15, 2000

This Schedule is attached to and made a part of the Master Masterline Agreement identified above. This Schedule sets forth specific terms and conditions in addition to those in the Master Masterline Agreement. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Masterline Agreement identified above.

-------------------------------------------------------------------------------
MASTER CUSTOMER NAME AND ADDRESS       SCHEDULE CUSTOMER NAME AND ADDRESS

NAME:                                  NAME:
MOBILE PET SYSTEMS, INC.               MOBILE PET SYSTEMS, INC.
ADDRESS:                               ADDRESS:
2240 SHELTER ISLAND DRIVE              2240 SHELTER ISLAND DRIVE
SUITE 205                              SUITE 205
SAN DIEGO, CA 92106                    SAN DIEGO, CA 92106
                                       FED. I.D. OR SS#: 33-0831137 TAX EXEMPT#:

-------------------------------------------------------------------------------
                            SUPPLIER IDENTIFICATION
Name: Calumet Coach Company            Address:  2150 East Dolton Road

                                                 Calumet City, IL. 60409-1411

               EQUIPMENT, ESTIMATED COST AND SUPPLIER'S SALE TERMS

Equipment:  1 - Calumet Coach to house a GE Advance PET Imaging System

Estimated Cost:  $285,390.00

Supplier's Sales Terms:  See Exhibit A attached to and made a part of this
                         Schedule

-------------------------------------------------------------------------------
                          EQUIPMENT (SITE) LOCATION

Fixed Site    NAME  Mobile System

   OR         ROOM      BUILDING       STREET           CITY         STATE

Mobile Site   VEHICLE MAKE Calumet Coach  MODEL MMS381P  YEAR
              SERIAL AND/OR ID NUMBER

              OPERATING AREA DESCRIPTION

-------------------------------------------------------------------------------
                              TERMS AND RENTALS

TERM

Term of Schedule: 60 months. The Term of this Schedule will commence on the Term commencement date specified in the "Equipment Acceptance; Term Commencement Date" section of the Master Masterline Agreement and continues for the Term specified immediately above, subject to and in accordance with the terms and conditions of this Schedule.



*Trademark of General Electric Company

SCHEDULE TO MASTER MASTERLINE AGREEMENT
-------------------------------------------------------------------------------

ADVANCE RENTAL

Advance Rental: $11,652.00 Your payment of the Advance Rental to us will be upon or before your execution and return of this Schedule to us. Our retention of the Advance Rental is subject to the "Advance Rental" section of the Master Masterline Agreement. We will apply the Advance Rental to your Monthly Rental obligations under this Schedule as follows:

/X/ first Monthly Charge;   /X/ last Monthly Charge:  / / Other:

MONTHLY RENTALS

Monthly Rentals: 60 months @ $5,826.00 plus tax.

Your payment of Monthly Rentals to us will be in accordance with the "Monthly Rental" section of the Master Masterline Agreement.

ARTICLE 2A NOTICE

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO THE LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSONS(S) SUPPLYING THE EQUIPMENT IS IDENTIFIED IN THE "SUPPLIER IDENTIFICATION" SECTION ON THE FRONT PAGE OF THIS SCHEDULE (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER ANY SECTION OF THE AGREEMENT.

                ADDITIONAL OR MODIFIED TERMS OR CONDITIONS

Any modified or additional terms or conditions of this Schedule are set forth in the following Exhibit(s) to this Schedule: B,C:

This schedule may be entered into by, and may be modified only by a writing signed by, one of our Region Sales Managers, one of our Financial Services Account Managers, or a designated financial services manager and you.

You and we have caused this Schedule to be executed by a duly authorized representative of each of us on the date below his/her signature. This Schedule may be executed in several originals, which together constitute one in the same Schedule. You and we agree that a signature affixed to any one of the originals and delivered by facsimile shall be valid, binding, and enforceable.

GENERAL ELECTRIC COMPANY               MOBILE PET SYSTEMS, INC.


                                        /s/ Paul Crowe
----------------------------------     ----------------------------------------
Authorized Signature                   Authorized Signature


                                       CEO
----------------------------------     ----------------------------------------
Title                                  Title


                                        1/21/00
----------------------------------     ----------------------------------------
Date                                   Date


                                       San Diego, CA               619 226-6738
----------------------------------     ----------------------------------------
City           State     Telephone     City           State           Telephone



----------------------------------------
Credit Approved By      Date of Approval




*Trademark of General Electric Company

[GE LOGO]   GE HEALTHCARE FINANCIAL SERVICES
______________________________________________________________________


                                   EXHIBIT B
                       ADDENDUM TO SCHEDULE NUMBER 001
                  TO MASTER MASTERLINE AGREEMENT NUMBER 4007
                         CONTRACT NUMBER ___________

This above Schedule Number 001 to the Master Masterline Agreement and between the undersigned GENERAL ELECTRIC COMPANY and MOBILE PET SYSTEMS, INC. (Customer), dated January 15, 2000, is hereby amended to include the following:

/ / TAX EXEMPT GOVERNMENT CUSTOMER

The Fixed Rate shall be ______ percent (___%) per annum simple interest (Tentative Rate"), plus or minus two-thirds (2/3) of the number of points ("Adjustments") that the "This week 3-year selected interest rate for Treasury Constant Maturities" published in the Federal Reserve Statistical Release, H-15, ("Federal Rate") for the week that the Collateral described above is available to Customer for first use ("Commencement Date") has increased or decreased above or below ________ percent (____%), which is the Federal Rate for the week within which Customer and Company have dated this Agreement on the first page hereof. (Fixed Rate equals Tentative Rate plus or minus 66.66% of Adjustment).

/X/ OTHER CUSTOMERS:

The Lease Rate shall be adjusted for any changes in the Three Year Treasury Bill "This week 3 year selected interest rate for Treasury Constant Maturities" published in the Federal Reserve Statistical Release, H-15, ("Federal Rate") for the week that the Collateral described above is available to Customer for first use ("Commencement Date") has increased or decreased above or below 6.26%, which is the Federal Rate for the week within which Customer has accepted the proposal.

Customer hereby irrevocably authorized Company to calculate or determine and insert or apply in or under this Contract consistent with the agreement of the parties, the dollar amount of the lease payments and First Payment Date, if not inserted or applied by Customer and Company on the date of this Agreement set forth on the first page hereof.

GENERAL ELECTRIC COMPANY                    MOBILE PET SYSTEMS, INC.

                                             /s/ Paul Crowe
------------------------                    ------------------------
Authorized Signature                        Authorized Signature

                                            CEO
------------------------                    ------------------------
Title                                       Title

------------------------                    ------------------------
Date                                        Date

[GE LOGO]      GE HEALTHCARE FINANCIAL SERVICES
______________________________________________________________________

                       EXHIBIT C TO SCHEDULE NO. 001
                        MASTER MASTERLINE AGREEMENT
                       DATED AS OF JANUARY 15, 2000

                         PURCHASE ORDER ASSIGNMENT

     THIS ASSIGNMENT AGREEMENT, dated as of January 15, 2000 ("Agreement"), between General Electric Company ("we", "us" or "Lessor") and MOBILE PET SYSTEMS, INC., ("you" or "Lessee").

                               WITNESSETH:

     You desire to lease the equipment described in the Schedule to which this Agreement is attached, ("Equipment") from us, pursuant to the above Schedule and Master Masterline Agreement (collectively, "Lease"). All terms used herein which are not otherwise defined shall have the meaning ascribed to them in the Lease.

     You desire to assign, and we are willing to acquire, certain of your rights and interests under and to purchase order(s), agreement(s), and/or document(s) (the "Purchase Orders") you have herefor issued to, or entered into with, the Supplier(s) of the Equipment for the acquisition of the Equipment.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, we and you hereby agree as follows:

SECTION 1. ASSIGNMENT

     (a) You do hereby assign and set over to us all of your rights and interests in and to the Equipment and the Purchase Orders as the same relate therein including, without limitation, the rights to purchase, to take title, and to be named the purchaser in the bill of sale for the Equipment. Notwithstanding anything to the contrary contained herein, your rights and obligations with respect to any applicable software license regarding the Equipment are not hereby assigned or delegated by you or to any other party. We agree that we obtain no rights to any software of other materials licensed by Supplier to you under the Purchase Orders, provided however, that if we obtain possession of the Equipment from you, for whatever reason, we may obtain and transfer the licensed software in accordance with the terms of the license.

     (b) If, and so long as, no default exists under the Lease, you shall be, and are hereby, authorized during the term of the Lease to assert and enforce, at your sole cost and expense, from time to time, in the name of and for the account of us and/or you, as our respective interests may appear, whatever claims and rights we may have against any Supplier of the Equipment.

SECTION 2. CONTINUING LIABILITY OF LESSEE.

     It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) you shall at all times remain liable to the Supplier to perform all of the duties and obligations of the purchaser under the Purchase Orders to the same extent as if this Agreement had not been executed, (b) the execution of the Agreement shall not modify any contractual rights of the Supplier under the Purchase Orders and the liabilities of the Supplier under the Purchase Orders shall be to the same extent and continued as if the Agreement had not been executed, (c) the exercise of us of any of the rights hereunder shall not release you from any of your duties or obligations to the Supplier under the Purchase orders, and (d) we shall not have any obligation or liability under the Purchase Orders by reason of, or arising out of, this Agreement or be obligated to perform any of the obligations or duties of you under the Purchase Orders or to make any payment (other than under the terms and conditions set forth in the Master Masterline Agreement) or to make any inquiry of the sufficiency of or authorization for any payment received by any Supplier or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LESSOR:                                    LESSEE:
GENERAL ELECTRIC COMPANY                   MOBILE PET SYSTEMS, INC.

By:                                        By:  /s/ Paul Crowe
   -----------------------                    -----------------------


Title:                                     Title:  CEO
      --------------------                       --------------------

[LOGO]    GE HEALTHCARE FINANCIAL SERVICES

------------------------------------------------------------------------------
                         MASTER LEASELINE* AGREEMENT
           AGREEMENT NUMBER 2007 DATE PREPARED JANUARY 15, 2000
------------------------------------------------------------------------------
Customer's Name:                            Type of Customer:
MOBILE PET SYSTEMS, INC.

Customer's Address:            / / Sole Proprietorship      / / Partnership
2240 Shelter Island Drive      /x/ Corporation              / / Joint Venture
Suite 205                      /x/ For-Profit               / / Not-for-Profit
San Diego, CA 92106            / / Gov't - Federal          / / Gov't - Other
------------------------------------------------------------------------------

Subject to, and in accordance with, the definitions, terms and conditions set forth on the face and subsequent pages of this Master Leaseline Agreement and in any applicable schedule, addendum, exhibit or attachment hereon, and subject to credit approval, General Electric Company ("GE", "we" or "us") agrees to lease the Equipment (as defined below) and license any Operating Package for the Equipment to the undersigned Customer (hereinafter "Lessee" or "you").

DEFINITIONS

"ADVANCE RENTAL" means the monetary amount, identified in a Schedule as the "Advance Rental," which is payable by you to us upon or before your execution and return of that Schedule to us.

"ADVANCED SERVICE PACKAGE" means our proprietary service Software, firmware, documentation, and tangible instruments or instrument combinations developed by and/or provided to us for our installation, maintenance, repair, and/or de-installation of the Equipment, as well as any upgrades or revisions of this material, which bear a yellow cover or label and/or incorporate or display a notice that states substantially the following:

            "ADVANCED SERVICE SOFTWARE OR DOCUMENTATION OR TOOLS
                              PROPERTY OF GE
                     FOR GE SERVICE PERSONNEL ONLY
                NO RIGHTS LICENSED - DO NOT USE OR COPY
                DISCLOSURE TO THIRD PARTIES PROHIBITED"

"AGREEMENT" means this document, entitled "Master Leaseline Agreement" and any and all Schedules, exhibits, addenda and/or attachments hereto.

"BASIC SERVICE SOFTWARE" means any of our proprietary basic service Software, identified in a Schedule, developed by and/or provided to us for the installation, maintenance, repair, and/or de-installation of the Equipment, as well as any upgrades or revisions of this material that we provide in fulfillment of a specific written commitment, which bear a white cover or label and/or incorporate or display a notice that states substantially the following:

                          "BASIC SERVICE SOFTWARE
                              PROPERTY OF GE"

"EQUIPMENT" means the hardware identified in a Schedule and all additions and accessions to and modifications, substitutions and replacements of the hardware. The term "Equipment" specifically excludes the Operating Package, the InSite Package, and all parts of those packages.

"INSITE" means our proprietary remote service Software, hardware, firmware, documentation, and tangible instruments or instrument combinations developed by and/or provided to us for our assembly, installation, configuration, maintenance, repair, and/or de-installation of the Equipment, as well as any upgrades or revisions of this material, which bears a red cover or label and/or incorporate or display a notice that states substantially the following:

                                   "INSITE
                               PROPERTY OF GE
                       FOR GE SERVICE PERSONNEL ONLY
                  NO RIGHTS LICENSED - DO NOT USE OR COPY
                  DISCLOSURE TO THIRD PARTIES PROHIBITED"

"INSITE PACKAGE" means Manufacturing Material, Advanced Service Package, Vendor Service Package, and InSite.

"LICENSED SOFTWARE" means Operating Software and Basic Service Software.

MASTER LEASELINE AGREEMENT
------------------------------------------------------------------------------

"MANUFACTURING MATERIAL" means our proprietary manufacturing, engineering and/or developmental Software, hardware, firmware, documentation, and tools developed or under development by and/or provided to us for our assembly, configuration and/or possible future service of the Equipment, as well as any upgrades or revisions of this material, which bear a red cover or label and/or incorporate or display a notice that states substantially the following:

                "MANUFACTURING MATERIAL PROPERTY OF GE
                    FOR GE SERVICE PERSONNEL ONLY
               NO RIGHTS LICENSED - DO NOT USE OR COPY
               DISCLOSURE TO THIRD PARTIES PROHIBITED"

"MONTHLY RENTAL" means the monetary amount, identified in a Schedule as the "Monthly Rental," which is payable by you to us, as specified in that Schedule, for your lease of the Equipment and license of any Operating Package in accordance with the terms and conditions of this Schedule.

"OPERATING DOCUMENTATION" means any of our operating and basic service documentation, identified in a Schedule, embodying information developed by and/or provided to us for the installation, operation, maintenance, repair, and/or de-installation of the Equipment, and which bears a white cover or label and/or a notice that states substantially the following:

                      "OPERATING DOCUMENTATION"

"OPERATING PACKAGE" means Operating Documentation, Operating Software, Operating Tools, and Basic Service Software.

"OPERATING SOFTWARE" means any of our proprietary operating Software, identified in a Schedule, developed by and/or provided to us for the ordinary operation of the Equipment, any optional Software to enhance the operation of the Equipment, as well as any upgrades or revisions of this material that we provide in fulfillment of a specific written commitment, and which bear a white cover or label and/or a notice that states substantially the following:

                       "OPERATING SOFTWARE
                         PROPERTY OF GE"

"OPERATING TOOLS" means any of our tangible, basic operating and service instruments or instrument combinations, identified in a Schedule, developed by and/or provided to us for the installation, maintenance, repair, and/or de-installation of the Equipment, and which either bear or are maintained in a container which bears a white cover or label and/or a notice that states substantially the following:

                        "OPERATING TOOLS"

"QUOTATION" means our or your last written offer to the other, accepted by both of us, which sets forth the terms, conditions and provisions regarding your cash purchase or license of the Equipment and any Operating Package from us. Upon your execution and return of a Schedule to us, all terms, conditions and provisions of that Schedule will supersede the terms, conditions and provisions of its corresponding Quotation.

"SCHEDULE" means each transaction schedule made a part of this Agreement which sets forth additional terms and conditions of each separate transaction between us. Each transaction schedule in combination with this Agreement will constitute a fully integrated transaction existing in accordance with its own terms and conditions separate from and independent of all other transactions covered by this Agreement. Each transaction schedule in combination with this Agreement will be collectively referred to as the "Schedule." If any provision of a transaction schedule conflicts with a provision of this Agreement, the conflicting provision of that transaction schedule will prevail.

"SITE" means the specific geographic location or the specific vehicle and geographic location identified in a Schedule within which the Equipment and any Operating Package will be used by you and any InSite Package might be used by us.

"SOFTWARE" means a computer program or compilation of data that is fixed in any tangible medium of expression, or any storage medium from which the program may be perceived, reproduced or otherwise communicated, either directly or with the aid of a machine or device.

"TERM" or "TERM OF A (THAT) SCHEDULE" means the period of time over which we have agreed to lease and license to you and you have agreed to hire, license and accept from us the Equipment and any Operating Package for the Equipment identified in each (or a particular) Schedule.

"VENDOR SERVICE PACKAGE" means vendor proprietary service Software, firmware, documentation, and tangible instruments or instrument combinations provided by a vendor to us for our installation, maintenance, repair, and/or de-installation of vendor-supplied components of the Equipment, as well as any upgrades or revisions of this material, which bear a red cover or label and/or incorporate or display a notice that states substantially the following:

             "GE VENDOR SERVICE SOFTWARE; OR DOCUMENTATION OR TOOLS
                               PROPERTY OF GE
                      FOR GE SERVICE PERSONNEL ONLY
                 NO RIGHTS LICENSED - DO NOT USE OR COPY
                 DISCLOSURE TO THIRD PARTIES PROHIBITED"

MASTER LEASELINE AGREEMENT
-----------------------------------------------------------------------------
SPECIFIC TRANSACTION(S)

At such time that (i) you and we have signed and delivered a Schedule to each other, (ii) we send to you a written acknowledgment of our credit approval of you with respect to that Schedule; (iii) you have paid the Advance Rental required under the "Advance Rental" section below; and (iv) you provide us with such other documents as we may require, then, at that time, we agree to lease and license to you and you agree to hire, license and accept from us, under our Leaseline Plan, the Equipment and our Operating Package, if any, for the Equipment, while the Equipment is located within the Site, in consideration of the Advance Rental; the Monthly Rentals, and your covenants and agreements contained in such Schedule over the Term of that Schedule. Once a Schedule is signed and delivered by you, you may not cancel that Schedule, other than cancellation by mutual agreement between you and us.

Any cancellation or termination by us of this Agreement or any Schedule, supplement or amendment hereto, or the transaction hereunder shall not release you from any then outstanding obligation to us hereunder.

You understand that the Equipment may be purchased for cash. However, by signing this Agreement, you acknowledge that you have chosen not to purchase, but rather to lease the Equipment from us.

TERM OF SCHEDULE

The term of a Schedule will continue for the period of time identified in the Schedule as the Term, and will include any renewal or extension of such term.

EQUIPMENT ACCEPTANCE; TERM COMMENCEMENT DATE

You accept the Equipment and any Operating Package on the Equipment's availability for first use, which means on the earlier of (1) five days after the date we notify you that we have completed assembly and the Equipment and any Operating Package are operating in accordance with our published performance specifications or (2) the date you first use the Equipment and any Operating Package for patient use. However, if the Equipment's availability for first use is delayed for any reason for which we are not responsible, the Equipment's availability for first use may, at our discretion, be declared to be thirty days after the date that the Equipment is delivered to the Site.

The Term of a Schedule will commence upon the "Term commencement date" which means the Equipment's availability for first use.

ADVANCE RENTAL

The Advance Rental stated in a Schedule is due and payable by you to us at the time you sign and deliver the Schedule. Subject to set-off for payments made or expenses incurred by us, we will refund the Advance Rental paid by you with respect to a Schedule if the Schedule is terminated in writing, before any part of the Equipment is delivered to the Site, (1) by you or us as a direct result of the other's material breach of a material term or condition of a Schedule or (2) by mutual written agreement between us.

MONTHLY RENTAL

Monthly Rentals commence on the Term commencement date specified in the above section entitled "Equipment Acceptance; Term Commencement Date" and are due and payable in advance on that date and on the same day of each consecutive month thereafter. Monthly Rentals will be payable to us addressed to: Mail Code W-490, P.O. Box 414, Milwaukee, Wisconsin 53201 or such other address as we may direct.

MANUFACTURE AND FINAL ASSEMBLY

We may use refurbished parts in the Equipment and any Operating Package as long as we use the same quality control procedures as for new parts.

You are responsible for making the Site ready for installation in compliance with our written specifications. We are responsible for assembling the Equipment and connecting it in electrical outlets provided by you. You have to pay for any employees other than ours whom you use or we are directed to use for installation or assembly.

NON-LISTED PRODUCTS

We do not install, test, certify or provide any software license or warranty for products which are not listed in our price pages at the time of acquisition by you. These products are normally identified by NL or NW series numbers. However, we will pass on to you any manufacturer or dealer warranty received by us with respect to these products, to the extent, such a warranty may be passed on to you.

TESTING AND CERTIFICATION

You have to provide any government permits and approvals needed for installation and use of the Equipment.

We will complete final testing using our appropriate performance specifications, instruments and procedures. We will file any required Federal and State reports relating to our installation activities.

MASTER LEASELINE AGREEMENT
-----------------------------------------------------------------------------
TRANSPORTATION, RISK OF LOSS; AND TITLE

Delivery dates are approximate.

We keep responsibility for transportation and risk of loss until the Equipment and any Operating Package reach the f.o.b. point identified in the Schedule. When the Equipment and any Operating Package reach the f.o.b. point, you take over responsibility for transportation charges and risk of loss. The use of the term "risk of loss" herein shall include, but shall not be limited to, the entire risk of any loss, damage to, or destruction of any unit of Equipment and any Operating Package from any cause whatever.

Title to the Equipment and any Operating Package will remain to us free and clear of any lien or encumbrance of anyone other than us, subject only to your right to peaceful possession and use under a Schedule. We may label the Equipment and any Operating Package in a prominent place. You agree not to remove labels.

You agree that the Equipment will remain personal property regardless of how it is attached to real property. You agree that the Equipment will be used in the conduct of your business and in a manner complying with all applicable laws.

ACCESS AND REMOVAL

We may have unrestricted access to the Equipment and any Operating Package at all reasonable times while a Schedule is in force and unrestricted access at all reasonable times to remove the Equipment and any Operating Package after expiration or earlier termination of a Schedule.

At the expiration of a Schedule and with not less than 30 days' prior written notice from you to us, we will remove and return the Equipment and any Operating Package at our expense, including all transportation, with the exception of magnetic resonance and radiation oncology Equipment, the removal and return of which will be at your expense, including all transportation, provided however, that in the case of magnetic resonance and radiation therapy Equipment, if we so require, such Equipment shall be de-installed by our authorized representative or other service person as is reasonably satisfactory to us, all at our own expense. The cost of removal and return, including all transportation, prior to the expiration of the Term of a Schedule will be at your expense. If you make modifications to the Site after the Equipment has been installed which impede the removal of the Equipment, the cost of removing the impediments and restoring the Site will be at your expense.

The Equipment and any Operating Package will be returned to us or our assigns, on the expiration or earlier termination of a Schedule in the same condition and appearance as when received by you (reasonable wear and tear excepted) and in good working order and condition, operable in accordance with out then prevailing performance specifications for them. If the Equipment and any Operating Package are not so returned, we, at your sole expense, may have the Equipment and any Operating Package restored to such a condition.

ALTERATION AND MOVEMENT OF EQUIPMENT OR OPERATING PACKAGE

You will not, without our prior written consent, alter or change the Equipment or any Operating Package. Any modification, improvement or substitution becomes our property. We reserve the right to modify the Equipment and any Operating Package as may be required by law or regulation or to avoid alleged patent or copyright infringement.

You will not move the Equipment or any Operating Package from the Site to any other location, except with our advance written consent. All costs of moving the Equipment and any Operating Package during the Terms of a Schedule will be at your expense.

ADDITIONS OR REPLACEMENTS

If you request, additional or replacement Equipment or Operating Packages will be furnished on our terms and rates then in effect.

If, after the signing and delivery of a Schedule, applicable law sets different standards that require us to modify or replace the Equipment or any Operating Package, we will adjust the Monthly Rental to reflect those necessary modifications or replacements on our terms and rates then in effect.

CARE AND MAINTENANCE OF EQUIPMENT

Care of the Equipment and any Operating Package is your sole obligation and responsibility. You agree to care for and maintain the Equipment and any Operating Package in good working order and operating condition at all times during the Term of a Schedule in accordance with our then prevailing specifications.

You promptly will make all repairs, except those resulting from any breach of our warranty, and will effect such repairs, replacements, parts, and the like as might be necessary to maintain the Equipment and any Operating Package in good working order and operating condition at all times during the Term of a
Schedule in accordance with our then prevailing specifications.

The cost of all such care, maintenance, repairs, replacements, parts and the like will be borne solely by you as a normal operating cost incident to a Schedule. We have the right to inspect the Equipment and its maintenance records at all reasonable times during the Term of a Schedule.

All repairs, replacements, substitutions, parts, and the like and all other accessions to the Equipment and/or any Operating Package will become our property and be subject to the terms and conditions of that Schedule.

You assume full responsibility for the safety and any consequence of lack of safety of the Equipment and any Operating Package while you have the right to possession or control of the Equipment.

MASTER LEASELINE AGREEMENT
-------------------------------------------------------------------------------

The Equipment and any Operating Package will be returned to us or our assigns, on the expiration or earlier termination of a Schedule in good working order and condition, operable in accordance with our then prevailing performance specifications for them. If the Equipment and any Operating Package are not so returned, we, at your sole expense, may have the Equipment and any Operating Package restored to such a condition.

OPERATING INSTRUCTION

We will provide any agreed upon Equipment operating instruction to one or more of your full-time employees or staff members as described in an exhibit attached to a Schedule.

OPERATING AND BASIC SERVICE SOFTWARE LIMITED LICENSE

You are granted a limited license for any Licensed Software delivered by us to you under a Schedule. You are not granted a license for my other Software.

     LICENSE.  This license allows you to:

     (1) Use and permit your service contractors while servicing the Equipment to use the Licensed Software only on the Equipment at the Site. You must obtain a supplementary license form as (which we may or may not grant) before using the Licensed Software in connection with any other equipment.

     (2) Make one copy of the Licensed Software in machine-readable form solely for backup purposes. You must reproduce on each copy the copyright notice and any other proprietary legends that were on the original copy.

     RESTRICTIONS. You may not distribute copies of the Licensed Software to others or electronically transfer the Licensed Software from one computer to another over a network. The Licensed Software contains trade secrets. In order to protect them you may not decompile, reverse engineer, disassemble, or otherwise reduce the Licensed Software to a human-perceivable form. YOU MAY NOT MODIFY, ADAPT, TRANSLATE, RENT, LEASE, LOAN, RESELL FOR PROFIT, DISTRIBUTE, NETWORK, OR CREATE DERIVATIVE WORKS BASED UPON THE LICENSED SOFTWARE OR ANY PART THEREOF.

     COPYRIGHT. All software is protected by the copyright laws of the United States and by applicable international treaties. No rights under copyrights are transferred to you, except as specifically provided in the above "License" subsection.

     OWNERSHIP. All Software, documentation and tools related to the Equipment (except Operating Documentation and Operating Tools) remain our property. The media on which the Licensed Software is recorded or fixed is your property. With respect to Software recorded on your media, we may request that you erase our Software rather then remove it. All Software and the media on which all Software other than Licensed Software is recorded or fixed is our property. If you receive Licensed Software under a Schedule that renders Licensed Software that you then have redundant, you must return the redundant Licensed Software to us or certify in writing that you have erased all copies of it.

     PROPRIETARY SERVICE MATERIALS. In connection with the installation, configuration, maintenance, repair, and/or de-installation of the Equipment, we might deliver to the Site, along with the Equipment or separately, and store at the Site, attach to or install on the Equipment, and use an InSite Package or parts of this package which have not been purchased by or licensed to you. You hereby consent to this delivery, storage, attachment, installation and use, and to the presence of our locked cabinet or box in the Site for storage of this property, and to our removal of all or any part of this property at any reasonable time, all without charge on us. The presence of this property within the Site will not give you any right or title to this property or any license or other right to access, use or decompile this property. Any access to or use of this property (except your use of our Advanced Service Package in compliance with our written direction to you to determine Equipment performance on our behalf) and any decompilation of this property by anyone other than our personnel is prohibited. You agree that you will use reasonable efforts to protect this property against damage or loss and to prevent any access to or use or decompilation of this property contrary to this prohibition.

YOUR REPRESENTATIONS, WARRANTIES AND COVENANTS

You hereby represent and warrant to us, and covenant that as of this date hereof and on the date of execution of each Schedule hereto that.

          (a) You are, and will remain, duly organized, existing and in good standing under the laws of the State set forth on the first page of this Agreement, have your chief executive offices at the location set forth on such page, and you are, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on your business and operations, including, but not limited to the jurisdiction(s) where the Equipment is or is to be located.

          (b) You have adequate power and capacity to enter into, and to perform your obligations under this Agreement, each Schedule and any other documents evidencing, or given in connection with, any of the transactions contemplated by a Schedule (all of the foregoing being hereinafter referred to as the "Lease Documents"):

          (c) This Agreement and the other Lease Documents have been duly authorized, executed and delivered by you and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws:

MASTER LEASELINE AGREEMENT
-------------------------------------------------------------------------------

          (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by you, or any of the Lease Documents, except such as may have already been obtained:

          (e) Your entry into, and performance of the Lease Documents will not (i) violate any of your organizational documents or any judgement, order, law or regulation applicable to you, or
               (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of your property (except for liens in favor of us) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which you are a party:

          (f) There are no suits or proceedings pending or threatened in any court or before any commission, board or other administrative agency against or affecting you which could, in the aggregate, have a material adverse effect on you, your business or operations, of your ability to perform your obligations under the Lease Documents;

          (g) All financial statements delivered to us by you have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change.

          (h) The Equipment is not, and will not be, used by you for consumer, personal, family or household purposes;

          (i) The Equipment is, and will remain in good condition and repair and you will not be negligent in the care and use thereof;

          (j) The Equipment is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description;

          (k) All Equipment shall remain personal property regardless of how and to what degree it may be affixed or attached to any building or structure or what may be the consequences of its being removed from such building or structure, or for what purpose the Equipment or the building or structure may be used. You agree not to remove any of the Equipment from Site without our prior written consent;

          (l) You shall keep all of the Equipment free and clear all liens, claims and encumbrances; and

          (m) You shall not, without our prior written consent, (i) part with possession of any of the Equipment (except to us or for maintenance and repair), (ii) remove any of the Equipment from the continental United States, or (iii) sell, rent, sublease, mortgage, grant a security interest in or otherwise transfer or encumber any of the Equipment.

INSURANCE

We, at our own expense, will maintain Fire and Extended Coverage Insurance on the Equipment (with the exception of Equipment installed on mobile, transportable or relocatable vans or trailers). The proceeds of this insurance in the event of loss or damage will be applied, at our sole discretion, to the repair or a comparable replacement of the Equipment and/or the payment of some or all of your monetary obligations under a Schedule.
You will be responsible for any loss or damage to the Equipment from any cause not included as part of the above insurance coverage. You agree to insure any Equipment installed in mobile, relocatable or transportable vans or trailers for such amounts and against such hazards as we might require. Notwithstanding the above insurance coverages, you will be solely responsible for any loss or damage from any cause where such loss or damage is the result of negligence or willful misconduct on the part of anyone other than us or our agents or service contractor.

TAXES

You will not be obligated to pay any federal, state or local tax imposed upon or measured by our net income. You will report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments relating to the Equipment or the purchase, ownership, delivery, leasing, possession, use, operation or service of the Equipment, or any Schedule (all hereinafter called "Taxes"). You will (1) reimburse us upon receipt of our written request for reimbursement for any Taxes charged to or assessed against us, (2) on our request, submit to us written evidence of your payment of Taxes, (3) on all reports or returns show the ownership of the Equipment by us and send a copy of the tax report or return to us, or (4) provide us with a tax exemption certificate acceptable to the taxing authority.

FILING

You will sign and return to us, when requested, such instrument(s) as applicable law requires or permits to give public notice of our interest in the Equipment. You hereby irrevocably appoint us or our designee as your agent and attorney-in-fact to sign such instrument(s) on your behalf and to file them.

EXCUSABLE DELAYS

We are not liable for delays in performance or delivery due to a cause beyond our reasonable control. These causes include, without limitation, any delay of sources to supply materials and equipment, government priorities, labor or transportation problems, fire, flood, explosions and acts of God. If such a delay occurs, we may extent our performance or delivery time by a period of time equal to the delay.

MASTER LEASELINE AGREEMENT
-------------------------------------------------------------------------------
LIMITED WARRANTIES AND DISCLAIMER

We provide specific written warranties applicable to the Equipment and any Licensed Software provided under a Schedule. The applicable warranties are identified in the Schedule and are attached to the Schedule as an exhibit. Except as set forth in the below section entitled "Patent and Copyright Limited Warranties," there are no other warranties provided under this Agreement or any Schedule. All such items are provided AS IS. NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE APPLIES TO ANYTHING PROVIDED BY US OR OUR SERVICE CONTRACTOR.

PATENT AND COPYRIGHT LIMITED WARRANTIES

We warrant that the Equipment and any Operating Package, at the time of delivery to you, are not subject to any valid patent or copyright infringement claim. We will defend or settle any suit against you to the extent it is based on an infringement claim which would be a breach of this warranty. If the infringement claim is valid, we will pay all damages and costs awarded against you due to the breach. In addition, we will obtain a license for you to continue using the infringing items, provide a non-infringing replacement, alter the item so that it is non-infringing, or remove the infringing item and refund any Advance Rental and Monthly Rentals for the infringing item (not including those paid during the period of use) and any return transportation costs paid by you. No patent or copyright warranty applies to anything manufactured, developed or modified to your design, specification, or instruction, or to a combining of the Equipment or our Operating Package with products of others or with incompatible products of ours or to any products which are not listed in our price pages at the time of acquisition by you.

CONFIDENTIALITY OF INFORMATION.

We and our service contractor will treat patient information as confidential.

INDEPENDENT CONTRACTOR

We are an independent contractor of yours. Our employees are under our exclusive direction and control. Our service contractor's employees are under our service contractor's exclusive direction and control. Nothing in a Schedule will be construed to designate us, any of our employees, nor service contractor or any of its employees as your employees, joint ventures or partners.

FINANCIAL STATEMENTS

Upon our request during the Term of a Schedule, you will provide us with copies of your annual financial statements which will include your balance sheet, statement of revenues and expenses, a statement of sources and uses of funds, and notes to your financial statements prepared by an independent certified public accountant for each of your fiscal years that partially or completely falls within the Term of a Schedule. Between fiscal years, you will provide us, upon our request, the most recent copies of your previously mentioned financial statements, which need not be audited but must be certified by your chief financial employee.

RECORD RETENTION AND ACCESS

If section 42 USC Section 1305 (9)(1)(I) of the Social Security Act applies to a Schedule, subsections (i) and (ii) of that section are made a part of the Schedule. In such an event, we agree to retain and make available and to insert the requisite clause in each applicable subcontract requiring our subcontractor to retain and make available, the contract(s), book(s), document(s) and record(s) to the person(s) upon the request(s), and for the period(s) of time as required by these subsections.

ASSIGNMENTS AND SUBLEASING

We may assign a Schedule or any interest of ours in a Schedule to any person or entity. Our assignees may reassign a Schedule to us. If the entity to which we assign a Schedule or any interest of ours in a Schedule is not an affiliated entity of ours, we will provide you with prior written notice of such assignment. Such notice to you will be for informational purposes only and you do not, and will not have any right to approve or object to such assignment. You agree that if we do assign a Schedule, our assignee will have the same rights and benefits we now have. You agree that the rights of our assignee will not be subject to claims, defenses or set-offs that you may have against us.

We may subcontract to a service contractor of our choice, any service obligations to you. No such assignment or subcontractor will release us from those obligations, if any, to you.

You may not assign or otherwise transfer a Schedule, or any interest in a Schedule, without prior written consent. Any assignment or transfer without this type of consent will be void. Any consent to such assignment or transfer will not be deemed to be a consent to any later assignment or transfer.

You will not sublease the Equipment in whole or in part without our prior written consent. Any sublease without this type of consent will be void.

No Schedule or interest in a Schedule and no Equipment or any related Operating Package or service will be subject to involuntary assignment or transfer. Any such attempted assignment, sublease, sublicense, transfer or sale will be void, and will, at our option, terminate the Schedule and each and every sublease of Equipment.

MASTER LEASELINE AGREEMENT
-------------------------------------------------------------------------------
LIMITATIONS OF REMEDIES AND DAMAGES

THE TOTAL LIABILITY OF US AND OUR REPRESENTATIVES TO YOU AND YOUR EXCLUSIVE REMEDY RELATING TO A SCHEDULE AND THE WARRANTY SERVICE TO BE PROVIDED UNDER IT IS LIMITED TO THE MONTHLY RENTAL FOR THE SERVICE WHICH IS THE BASIS FOR THE CLAIM.

You agree that we and our representatives have no liability to you for (1) any penal, incidental, or consequential damages such as lost profit or revenue, (2) any assistance not required under the Schedule, or (3) anything occurring after the end of a Schedule.

You will be barred from any remedy unless you give us prompt written notice of the problem.

This is a commercial lease transaction. Any claim related to this contract will be covered solely by commercial legal principles. WE, OUR REPRESENTATIVES AND YOU WILL NOT HAVE ANY NEGLIGENCE, OR OTHER TORT LIABILITY TO THE OTHER ARISING FROM A SCHEDULE. This limitation does not affect claims by third parties for personal injury due in our, our representatives', or your negligence or product liability.

END-OF-TERM OPTIONS

Within one hundred eighty days prior to the expiration of the original Term of a Schedule or any subsequent Term, you may elect, by written notice to us, one or more end-of-term options then offered by us if you are not in breach of any term or condition of that Schedule. Normally, the options would include the following: (1) your renewal of that Schedule for a one or two year Term at a Monthly Rental determined at the time of renewal (based on the Equipment's then fair market value), (2) your purchase of the Equipment, on an AS IS -- WHERE IS basis without recourse to or warranty by us, at its then fair market value, or (3) your return of the Equipment to us. If you do not elect any end-of-term option offered by us, the original Term of that Schedule will be automatically extended on a month-to-month basis, for a period not to exceed eleven (11) months, at the highest Monthly Rental under that Schedule. If at the end of this eleven (11) month extension period, you have not elected one of the three above stated end-of-term options, you will be considered to be in default of the terms of a Schedule.

EVENTS OF DEFAULT

An event of default will occur under a Schedule if you (1) fail to pay any installment of Advance Rental, Monthly Rental or other payment required under the Schedule when due and such failure continues for a period of ten days, or
(2) are determined by us to have made any false or misleading statement or representation in connection with a Schedule of this Agreement including, but not limited to, the representations and warranties contained in the "Your Representations, Warranties and Covenants" section above, or (3) attempt, without our prior written consent, to sell, assign, sublease or otherwise transfer or encumber all or any part of your interest in a Schedule, the Equipment or any Operating Package, or (4) fail to perform or observe any other covenant, condition or agreement to be performed by you under a Schedule or this Agreement, and such failure continues uncured for a period of ten days after written notice is sent by us, or (5) terminate your existence, enter into a merger or consolidation, or permit a change in your ownership or management control, or (6) fail, at the end of the eleven (11) month extension period, to elect one of the three, previously identified, end-of-term options, or (7) become insolvent or cease to do business as a going concern, or (8) or any Guarantor of your obligations hereunder become the subject of a petition, either voluntary or involuntary, under any bankruptcy, insolvency or reorganization law, and in the case of any involuntary petition, the petition is not dismissed within thirty (30) days of its filing date, or (9) or any of the Equipment is subjected to, or threatened with attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or (10) or any Guarantor of your obligations under a Schedule have a receiver appointed for any part of your respective properties.

Your default under a Schedule or a default by you or any entity managed or controlled by you or by any principal of yours under any other agreement or contract with us, regardless of when the agreement or contract was entered into, will, at our sole option, constitute a default of that Schedule and all other agreements and contracts between you and/or such a principal or entity and us.

REMEDIES UPON DEFAULT

Upon the occurrence of any event of default under a Schedule and at any time thereafter, we may, at our sole discretion, do one or more of the following:
(1) collect from you, on all moneys due but unpaid for more than ten days, a late charge of five cents per dollar on, and in addition to, the amount of all such moneys, but not exceeding the lawful maximum, (2) terminate any or all Schedules, whereupon all of your rights to the Equipment, any Operating Package described in any terminated schedule and every part thereof will absolutely cease and terminate, (3) declare all sums due and the present value of all sums to become due for the full Term of any and all Schedules immediately due and payable, (4) demand that you return all Equipment and any Operating Package(s) described in any Schedule to us in accordance with the section entitled "Access and Removal," (5) enter upon any premises where the Equipment and any Operating Package described in any Schedule are located and take immediate possession of and remove them, all without liability to us or our agents for such entry or for damage to property, or otherwise, (6) sell any or all of the Equipment described in any Schedule at public or private sale, or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment described in any schedule, with or without notice to you or advertisement, all free and clear of any of your rights and without any duty to account to you for such action or inaction or for any proceeds, other than to apply such proceeds (a) first to any and all costs and expenses, including, but not limited to legal fees, of such disposition, and (b) to any amounts owing by you to us, or (7) exercise any other right or remedy which might be available to us under applicable law including, without limitation, the rights to specific performance and to recover damages for breach. In addition, you will be liable for all legal fees and other costs and expenses resulting from the foregoing defaults and the exercise of our remedies.

MASTER LEASELINE AGREEMENT
-------------------------------------------------------------------------------

You and we hereby waive unconditionally all rights to a jury trial of any claim or cause of action related to, based upon or arising out of this Agreement, any Schedule, any related documents, any dealings between us and you relating to the subject matter of this transaction or any related transactions and/or the relationship that is being established between us and you. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court. This waiver is irrevocable, and may not be modified either orally or in writing. This waiver shall also apply to any subsequent amendments, renewals, supplements or modifications to this Agreement and to any other documents relating to this transaction or any related transaction. In the event of litigation, this Agreement may be filed as a written consent to trial by the court.

SURVIVAL, WAIVER, SEVERABILITY, AND CHOICE OF LAW

All of our rights, privileges and remedies with respect to a Schedule will continue in full force and effect after the end of the Schedule.

Our failure to enforce any provision of a Schedule is not a waiver of that provision or of our right to later enforce each and every provision. If any part of a Schedule is found to be invalid, the remaining part will be effective. The law of the state where the service is provided will govern any dispute between us.

Time is of the essence with respect to this Agreement and any Schedule hereunder.

All notices requested to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as addressee may have specified in writing.

ENTIRE AGREEMENT

Each Schedule, including each exhibit, is intended to be a complete and exclusive statement of the terms of the contract between us. No prior proposals, statements, course of dealing or usage of the trade will be a part of a Schedule.

This Agreement may be entered into by, and may be modified only by a writing signed by, one of our Region Sales Managers, one of our Financial Services Account Managers, or a designated financial services manager and you.

You and we have caused this Agreement to be executed by a duly authorized representative of each of us on the date below his/her signature. This Agreement may be executed in several originals, which together constitute one in the same Agreement. You and we agree that a signature affixed to any one of the originals and delivered by facsimile shall be valid, binding, and enforceable.


GENERAL ELECTRIC COMPANY               MOBILE PET SYSTEMS, INC.


                                        /s/ Paul Crowe
----------------------------------     ----------------------------------------
Authorized Signature                   Authorized Signature


                                       CEO
----------------------------------     ----------------------------------------
Title                                  Title


                                        1/21/00
----------------------------------     ----------------------------------------
Date                                   Date


                                       San Diego, CA               619 226-6738
----------------------------------     ----------------------------------------
City           State     Telephone     City           State           Telephone


                                       Send Executed Documents To:
                                       PAUL CROWE

                                       ----------------------------------------

[Logo]  GE HEALTHCARE FINANCIAL SERVICES

-------------------------------------------------------------------------------

                              SCHEDULE NUMBER 001
                                      TO
                    MASTER LEASELINE* AGREEMENT NUMBER 2007
                               CONTRACT NUMBER
                        DATE PREPARED JANUARY 15, 2000

This Schedule is attached to and made a part of the Master Leaseline Agreement identified above. This Schedule sets forth specific terms and conditions in addition to those in the Master Leaseline Agreement.

-------------------------------------------------------------------------------
MASTER CUSTOMER NAME AND ADDRESS       SCHEDULE CUSTOMER NAME AND ADDRESS

NAME:                                  NAME:
MOBILE PET SYSTEMS, INC.               MOBILE PET SYSTEMS, INC.
ADDRESS:                               ADDRESS:
2240 SHELTER ISLAND DRIVE              2240 SHELTER ISLAND DRIVE
SUITE 205                              SUITE 205
SAN DIEGO, CA 92106                    SAN DIEGO, CA 92106
                                       FED. I.D. OR SS#: 33-0831137

-------------------------------------------------------------------------------
                            TRANSACTION IDENTIFICATION

     Order Control Print (OCP): 850         FDO Number:  83121

     Quotation Number: CVTC21B              Submitted By: Mai Pham

-------------------------------------------------------------------------------
         EQUIPMENT, OPERATING PACKAGE, DELIVERY AND WARRANTY TERMS

 See Exhibit Number One, if any, attached to and made a part of this Schedule

Equipment:  1 - GE ADVANCE PET IMAGING SYSTEM

-------------------------------------------------------------------------------
                          EQUIPMENT (SITE) LOCATION

Fixed Site    NAME  Mobile System

   OR         ROOM      BUILDING     STREET     CITY     STATE

Mobile Site   VEHICLE MAKE     MODEL       YEAR        SERIAL AND/OR ID NUMBER

              OPERATING AREA DESCRIPTION

-------------------------------------------------------------------------------
                              TERMS AND RENTALS

TERM

Term of Schedule: 60 months. The Term of this Schedule will commence on the Term commencement date specified in the "Equipment Acceptance: Term of Schedule" section of the Master Leaseline Agreement and continue for the Term specified immediately above, subject to and in accordance with the terms and conditions of this Schedule.

ADVANCE RENTAL

Advance Rental: $46,167.00. Your payment of the Advance Rental to us will be upon or before your execution and return of this Schedule to us. Our retention of the Advance Rental is subject to the "Advance Rental" section of the Master Leaseline Agreement. We will apply the Advance Rental to your Monthly Rental obligations under this Schedule as follows:

/X/ first Monthly Charge;   /X/ last Monthly Charge:  / / Other:

MONTHLY RENTAL

Monthly Rental: 3 @ $14,000.00, 3 @ $19,000.00, 6 @ 32,167.00, 48 @ $43,417.00
plus applicable tax.
(Equipment: 3 @ $14,000.00, 3 @ $19,000.00, 56 @ $32,167.00 plus tax;
Service: 12 @ 0.48 @ $11,250.00

Your payment of Monthly Rentals to us will be in accordance with the "Monthly Rental" section of the Master Leaseline Agreement.

*Registered in U.S. Patent and Trademark Office.

===============================================================================
                          MODALITY SPECIAL TERMS
Our special terms, described below, that pertain to the modality of the Equipment of this Schedule are attached to and made a part of this Schedule:

   Magnetic Resonance Special Terms            CT Special Terms
   X-Ray Special Terms                         Ultrasound Special Terms
   Nuclear Special Terms                       Radiation Oncology Special Terms
===============================================================================

                  ADDITIONAL OR MODIFIED TERMS OR CONDITIONS

Any modified or additional terms or conditions of this Schedule are set forth in the following Exhibit(s) to this Schedule: A, B
===============================================================================

This Schedule to the Master Leaseline Agreement identified above has been executed by a duly authorized representative of each of us on the date below his/her signature.

GENERAL ELECTRIC COMPANY                          MOBILE PET SYSTEMS, INC.


----------------------------------           -----------------------------
Authorized Signature                         Authorized Signature


----------------------------------           -----------------------------
Title                                        Title




----------------------------------           -----------------------------
Date                                         Date

----------------------------------           -----------------------------
City          State     Telephone            City          State     Telephone


----------------------------------
Credit Approved By   Date of Approval

[logo] GE HEALTHCARE FINANCIAL SERVICES
===============================================================================

                                    EXHIBIT A
                          TO SCHEDULE NUMBER 001 TO
                    MASTER LEASELINE AGREEMENT NUMBER 2007
                               CONTRACT NUMBER
                         DATE PREPARED JANUARY 15, 2000
                       (BASIC SERVICE/NO MR, NO TIP TV)
                [TO BE USED WITH MASTER LEASELINE AGREEMENT ONLY]

This Exhibit is attached to and made a part of the Schedule identified above. This Exhibit sets forth specific terms and conditions in addition to those in the Schedule and the Master Leaseline Agreement to which the Schedule is attached. Capitalized terms not defined herein shall have the meanings assigned to them in the Schedule or the Master Leaseline Agreement identified above.

With respect to this Schedule only, this Schedule is amended and supplemented by adding the following provisions:

A.  DEFINITION OF "COVERAGE HOURS":
    -------------------------------
         For purposes of this Schedule, the term "Coverage Hours" shall mean the hours specified in this Exhibit during which Equipment service/maintenance will be performed.

B.  LIMITATION OF SCOPE OF "SCHEDULE" AND "EQUIPMENT":
    --------------------------------------------------
         Notwithstanding the definitions of "Schedule" and "Equipment" set forth in the Master Leaseline Agreement referenced above, for the purposes of this Schedule only, the terms "Schedule" and "Equipment", and used herein, regardless of any article or other qualifying language appearing before them, shall only refer to this Schedule and to the Equipment described in this Schedule respectively.

C.  CARE AND MAINTENANCE OF EQUIPMENT:
   -----------------------------------
The section entitled "Care and Maintenance of Equipment" set forth in the Master Leaseline Agreement to which this Schedule is attached is for the purposes of this Schedule only, hereby deleted in its entirety and replaced with the following:

         "OUR MAINTENANCE AND REPAIR SERVICES
         We will provide certain service, specifically described in this section, to the Equipment within the applicable service Coverage Hours, identified in a Schedule, of our standard workweek (Monday through Friday excluding our observed holidays) or such other period of time identified in the Schedule.

         SPECIAL SERVICE CONDITIONS
         --------------------------

         Subject to the availability of personnel, we will provide, at your request and additional expense, service outside the coverage hours chosen by you in the Schedule. The charge for service rendered during this time will be our standard overtime rate then in effect for service contract customers with this type of Equipment, including round trip travel time. You will be charged a minimum of two hours per call. Other travel expenses and overnight living expenses will be charged at actual cost in accordance with our standards for business expense remuneration of our employees.

         PLANNED MAINTENANCE SERVICE
         ---------------------------
         Planned Maintenance Service for Equipment will be pursuant to our applicable specifications, for each item of Equipment, at GE recommended intervals.

*Trademark of General Electric Company

SERVICE AGREEMENT
-------------------------------------------------------------------------------

REPAIR SERVICE

Repair service with all necessary replacement parts on a new or exchange (refurbished) basis, including x-ray tubes and detectors for computed tomography Equipment, glassware for x-ray Equipment, crystals and detectors for nuclear medicine Equipment and probes for ultrasound Equipment, emergency transportation fees, and labor to install our replacement parts, as required. Functionally equivalent used parts may be used when necessary to maintain Equipment operation.

This subpart sets forth your exclusive remedy and our sole liability for any damage caused by us to the Equipment. At the end of a Schedule, all such liability will terminate.

Replaced parts are our property and will be promptly removed by us from the Site.

YOUR RESPONSIBILITIES

During the Term of a Schedule, you will do the following, depending upon the modality of the Equipment:

Maintain the Site and environment (including temperature and humidity control, incoming power quality, and fire protection system) in a condition suitable for operation of the Equipment.

Ensure the Equipment is used at all times by properly qualified and appropriately licensed personnel in accordance with the requirements of the Equipment Operation Manual.

Provide and maintain an appropriate phone line at the Site for our use of an InSite Package, if applicable.

Make normal operator adjustments to the Equipment as specified in the Equipment Operation Manual.

Authorize your designated representative to act with your full authority to provide to us, with respect to magnetic resonance Equipment, accurate crystal meter readings and to receive notifications from us relative to cryogen quantity and delivery schedules.

Provide, with respect to magnetic resonance Equipment, all transfer fill lines and cryogens in non-magnetic dewar containers in the quantities, quality and in accordance with the delivery schedule we specify.

Ensure that any shield cooler system of the magnetic resonance Equipment (including those in vans or trailers in transit) is in operation at all times and that we are immediately notified if it is not.

With respect to radiation therapy Equipment, ensure that qualified personnel perform regular tests of dose calibration and beam quality control, and maintain appropriate levels of dose calibration and beam quality at all times, regardless of our and/or our service contractor's acts or omissions to act.

After any service is performed and before the radiation therapy Equipment is again used, ensure that qualified personnel perform appropriate tests of dose calibration and beam quality control.

Maintain and make available to our representative a written log of any Equipment problems encountered as well as steps taken by anyone other than us or our service contractor to correct such problems.

Make the Equipment available without restriction for service in accordance with a mutally acceptable service appointment schedule.

Provide an appropriate delivery dock and storage facility.

EXCLUSIONS

This Agreement does not cover the following:

Any service to water chillers, except for those water chillers which are an integral part of an x-ray system, or to any products which are not listed in our price pages at the time of acquisition by you.

Any other service specifically excluded in the "Excluded Equipment/Service" subsection of a Schedule.

The replacement of power supply equipment, accessories or any disposable, consumable or supply items.

The provision, payment or reimbursement of any rigging or facility cost.


* Trademark of General Electric Company

SERVICE AGREEMENT
-------------------------------------------------------------------------------

Any service or downtime necessitated as the result of (1) a design, specification or instruction provided by you or your representative; (2) your failure to fulfill your obligation or responsibilities under this Agreement; (3) the failure of anyone other than us or our service contractor to comply with our written instructions or recommendations; (4) your combining the Equipment with any item of others or with any incompatible item of ours; (5) any alteration or improper storage, handling, use or maintenance of any part of the Equipment by anyone other than us or our service contractor; (6) your failure to acquire or install upgrades, or take other actions, which we may recommend so that the Equipment properly functions using dates after December 31, 1999; (7) any item of others failing to properly function using dates after December 31, 1999; (8) design or manufacturing defects in any item of others; (9) anything external to the Equipment, including building, van or trailer structural deficiency, power surge, fluctuation or failure, or air conditioning failure, and (10) anything beyond our reasonable control, other than service necessitated by normal Equipment usage.

The cost of factory reconditioning when, in our opinion, it is necessary to have the Equipment or any component of the Equipment rebuilt at the factory because repair or parts replacement by us within the Site cannot maintain it in satisfactory operating condition.

Responsibility for anything related to radiation therapy Equipment dose calibration or beam quality control; and neither we nor our representatives shall have any liability arising out of inadequate or improper dose calibration or beam quality control.

OUR SERVICE REPRESENTATIVE

Our and our service contractor's personnel will comply while at the Site with all of your reasonable policies and procedures not inconsistent with the terms and conditions of a Schedule.

OPERATING INSTRUCTION

We will provide any agreed upon Equipment operating instruction to one or more of your full-time employees or staff members as described in an exhibit attached to a Schedule.

UPTIME ASSURANCE

If the Equipment under a Schedule is out of service (incapable of producing medical images) due to design, manufacturing material or service defects, we will provide certain service and Uptime Assurance, chosen by you in that Schedule and specifically described in this section.

The purpose of this Uptime Assurance is to make sure you realize your reasonable uptime expectations and we realize our reasonable revenue expectations with respect to that Equipment.

BASIC CARE (8)

If InSite is available for your type of Equipment, InSite Assistance will be utilized for first pass on all service requests, and you agree to call our InSite Center and provide necessary information and incidental assistance to permit effective InSite operation.

We will use reasonable efforts to ensure:

The field engineer will respond by phone in a service call within 60 minutes.

For CT, MR and Vascular Equipment, a field engineer will arrive on-site within four hours of service request during your Coverage Hours. For Nuclear, General X-Ray, PET, and Ultrasound Equipment, the field engineer will arrive on-site within 24 hours of service request during your Coverage Hours. If you request on-site arrival time in less than the time period shown above for any service call, you agree to pay a response time expediting fee of $150 in relation to that service call.

Critical parts (parts which render the Equipment unable to produce clinical images) will be delivered within one day of field engineer identification of part need. If you request same day parts delivery, you agree to pay a parts expediting fee of $150 in relation to those parts.

Cosmetic repairs, GE Field modification instructions, and GE software revisions will be performed during your Coverage Hours.

A discount of 10% is available for all accesories you purchase from us for use on or with the Equipment.


* Trademark of General Electric Company

SERVICE AGREEMENT
-------------------------------------------------------------------------------

We promise at least 90% uptime performance for the Equipment. Should the Equipment fail to meet the 90% uptime performance promise in any six month period due to our design, manufacturing, material or service defects, and you pay all Monthly Charges with respect to that Schedule in accordance with the terms and conditions of the Schedule, then we will provide an extension of the Term of that Schedule with respect to that Equipment at no additional charge, as follows:


% in Service                         Extension
-------------                        ----------

90-100                               0 weeks
85-89.9                              4 weeks
LESS THAN 85                         6 weeks


The above is your sole and exclusive remedy for our failure to meet our uptime performance promise.

UPTIME PERFORMANCE CALCULATIONS

Under Basic Care coverage, we will determine the performance of the Equipment at six month intervals during each year the Equipment is under the service coverage specified in that Schedule.

The basis for each measurement period is your elected Coverage Hours of A hours per day, B days per week for 26 weeks, less C hours spent on planned maintenance during the interval.

a hours per day x b days
   per week x 26 weeks               a x b x 26 weeks               hrs

-c hours for planned maintenance     (a x b x 26) - c weeks         hrs

required in-service hours at
   your % guarantee                  [[a x b x 26] - c] x your %    hrs

Your Equipment will be considered inoperable and out of service under the uptime performance promise if due to our design, manufacturing, material, or service defects, the Equipment is unavailable for scanning patients and diagnosing images on the Equipment display console or operator's console. Peripheral equipment such as remote console, magnetic tape drive, hard copy devices, multi-format and laser cameras are excluded from the terms of the uptime performance promise. Repair and adjustments required for anything other than Equipment failure, and damage or inoperability due to any cause other than our design, manufacturing, material or service defects will be excluded from the uptime performance promise calculation, including but not limited to damage through misuse, operator error, inadequate environmental or air conditioning protection or failure, power failure and acts of God. Planned maintenance time will not be included in the calculation of downtime. If our responding service representative agrees the Equipment is inoperable due to our design, manufacturing, material or service defects, the Equipment will be considered out of service from the time the request was received at our designated facility until the Equipment is once again turned over to you for operation. Should you fail to give us immediate and unencumbered access to the Equipment or continue to obtain scans after notifying us of any Equipment failure, the Equipment will be considered to be in service.

Regardless of anything in this section to the contrary, you will not be entitled to any benefit under this section if the inability of the Equipment to operate is due to an event described in the above "Exclusions" provision or your failure to fulfill your duties described in the above "Your
Responsibilities" provision of "Our Maintenance and Repair Services" section of this Agreement."

D. END OF MAINTENANCE SUPPORT ANNOUNCEMENT:

In the event we make a future general commercial announcement that we will no longer offer service contracts for an item of Equipment or Equipment component covered by a Schedule, then upon not less than twelve months prior written notice to you, we may, at our option, upon the expiration of the original "Term of a Schedule or any subsequent Term including any month-to-month Terms of a Schedule, remove any such item(s) of Equipment or Equipment component(s) from service coverage under that Schedule, with an appropriate adjustment of charges hereunder, without otherwise affecting that Schedule.

E. SPECIFIC TRANSACTION:

The section entitled "Specific Transaction" set forth in the Master Leaseline Agreement to which this Schedule is attached is, for the purpose of this Schedule only, hereby amended by adding the following sentence to the end of that section: "In addition to the transactions described above, and in further consideration of the Down Payment or Advanced Rental, the Monthly Charges, and your covenants and agreements under this Schedule, we will provide to you, and you will accept from us, the Equipment service."

F. MONTHLY CHARGE:

The Master Leaseline Agreement to which this Schedule is attached and this Schedule are, for the purposes of this Schedule only, hereby amended such that any and all references to the term "Monthly Rental" shall be deleted and replaced with a reference to "Monthly Charge".

For the purposes of this Schedule, the term "Monthly Charge" shall mean the monetary amount, identified in the Schedule as the "Monthly Charge" which is payable by you, to us, as specified in that Schedule for your or lease of the Equipment, license of any Operating Package and our service of the Equipment in accordance with the terms and conditions of this Schedule.


* Trademark of General Electric Company

SERVICE AGREEMENT
-------------------------------------------------------------------------------

G. LIMITATIONS OF REMEDIES AND DAMAGES:

The section entitled "Limitations and Remedies and Damages" set forth in the Master Leaseline Agreement to which this Schedule is attached is, for the purposes of this Schedule only, hereby amended by removing the word "warranty" from the first sentence of that section.

H. EQUIPMENT, OPERATING PACKAGE AND SERVICE WARRANTY DISCLAIMER:

The Section entitled "Limited Warranties and Disclaimer" in the Master Leasing Agreement to which this Schedule is attached is hereby deleted in its entirety and replaced with the following:

"In view of the comprehensive service arrangements and uptime assurance provided by us, and except for any listed diagnostic imaging accessories product warranties provided by us and except as set forth in the below section entitled "Patent and Copyright Limited Warranties," there are no warranties provided under this Agreement or any Schedule. All items are provided AS IS. NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE APPLIES TO ANYTHING PROVIDED BY US OR OUR SERVICE CONTRACTOR."

I. REMEDIES UPON DEFAULT:

The section entitled "Remedies Upon Default" set forth in the Master Leaseline Agreement to which this Schedule is attached is, for the purposes of this Schedule only, amended by adding the following sentence: "You further agree that we are relieved of our Equipment service obligations under this Schedule unless and until you pay cash to us in advance in the amount of our prevailing service rates for any requested or required service."

GENERAL ELECTRIC COMPANY                         MOBILE PET SYSTEMS, INC.

_________________________________                ____________________________
Authorized Signature                             Authorized Signature

_________________________________                ____________________________
Title                                            Title

_________________________________                ____________________________
Date                                             Date

_________________________________                ____________________________
City         State      Telephone                City      State    Telephone

________________________________________
Credit Approved By      Date of Approval


* Trademark of General Electric Company

[GE LOGO]                                  GE HEALTHCARE FINANCIAL SERVICES
-------------------------------------------------------------------------------

                                    EXHIBIT B
                          ADDENDUM TO SCHEDULE NUMBER 001
                     TO MASTER LEASELINE AGREEMENT NUMBER 2007
                           CONTRACT NUMBER __________

This above Schedule Number 001 to the Master Leaseline Agreement and between the undersigned GENERAL ELECTRIC COMPANY and MOBILE PET SYSTEMS, INC. (Customer), dated January 15, 2000, is hereby amended to include the following:

     / / TAX EXEMPT GOVERNMENT CUSTOMER

     The Fixed Rate shall be _______ percent (____%) per annum simple interest ("Tentative Rate"), plus or minus two-thirds (2/3) of the number of points ("Adjustment") that the "This week 3-year selected interest rate for Treasury Constant Maturities" published in the Federal Reserve Statistical Release, H-15, ("Federal Rate") for the week that the Collateral described above is available to Customer for first use ("Commencement Date") has increased or decreased above or below ________ percent (______%), which is the Federal Rate for the week within which Customer and Company have dated this Agreement on the first page hereof. (Fixed Rate equals Tentative Rate plus or minus 66.66% of Adjustment).

     /X/ OTHER CUSTOMERS:

     The Lease Payments shall be adjusted for any changes in the Three Year Treasury Bill "This week 3 year selected interest rate for Treasury Constant Maturities" published in the Federal Reserve Statistical Release, II-15, ("Federal Rate") for the week that the Collateral described above is available to Customer for first use ("Commencement Date") has increased or decreased above or below 6.26%, which is the Federal Rate for the week within which Customer has accepted the proposal.

     Customer hereby irrevocably authorized Company to calculate or determine and insert or apply in or under this Contract consistent with the agreement of the parties, the dollar amount of the lease payments and First Payment Date, if not inserted or applied by Customer and Company on the date of this Agreement set forth on the first page hereof.


GENERAL ELECTRIC COMPANY                 MOBILE PET SYSTEMS, INC.

                                         /s/ Paul Crowe
----------------------------             ----------------------------
Authorized Signature                     Authorized Signature

                                         CEO
----------------------------             ----------------------------
Title                                    Title

                                         1/21/00
----------------------------             ----------------------------
Date                                     Date